UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of earliest event reported:    June 18, 1999
Date of  report:                    July 2, 1999

Commission          Registrant, State of Incorporation,    I.R.S. Employer
File Number           Address and Telephone Number         Identification No.

1-1443              Central and South West Corporation      51-0007707
                    (A Delaware Corporation)
                    1616 Woodall Rodgers Freeway
                    Dallas, Texas 75202-1234
                    (214) 777-1000

0-346               Central Power and Light Company         74-0550600
                    (A Texas Corporation)
                    539 North Carancahua Street
                    Corpus Christi, Texas 78401-2802
                    (512) 881-5300

0-343               Public Service Company of Oklahoma      73-0410895
                    (An Oklahoma Corporation)
                    212 East 6th Street
                    Tulsa, Oklahoma 74119-1212
                    (918) 599-2000

1-3146              Southwestern Electric Power Company     72-0323455
                    (A Delaware Corporation)
                    428 Travis Street
                    Shreveport, Louisiana 71156-0001
                    (318) 222-2141

0-340               West Texas Utilities Company            75-0646790
                    (A Texas Corporation)
                    301 Cypress Street
                    Abilene, Texas 79601-5820
                    (915) 674-7000


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GLOSSARY OF TERMS
The following abbreviations or acronyms used in this text are defined below:

Abbreviation or Acronym    Definition
AEP........................American Electric Power Company, Inc., Columbus, Ohio
AEP Merger.................Proposed merger between AEP and CSW where CSW would become a wholly-owned subsidiary of AEP
CSW........................Central and South West Corporation, Dallas, Texas
CSW System.................CSW and its subsidiaries
SWEPCO.....................Southwestern Electric Power Company, Shreveport,
                           Louisiana
SWEPCO's Cajun Asset
 Proposal..................SWEPCO's Joint Reorganization Plan for Cajun Electric
                           Power Cooperative, Inc., as amended
Texas Electric Restructuring
  Legislation..............Senate Bill 7, June 18, 1999, effective September 1,
                           1999


















FORWARD-LOOKING INFORMATION
This report made by CSW and certain of its subsidiaries contains forward-looking statements within the meaning of Section 21E of the Exchange Act. Although CSW and each of its subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to:

- the impact of general economic changes in the United States and in countries in which CSW either currently has made or in the future may make investments,
- the impact of the proposed AEP Merger including any regulatory conditions imposed on the merger, the inability to consummate the AEP Merger, or other merger and acquisition activity including SWEPCO's Cajun Asset Proposal,
- the impact of deregulation on the United States electric utility business, especially in the States comprising the CSW System's service territory
- increased competition and electric utility industry restructuring in the United States,
- federal and state regulatory developments and changes in law which may have a substantial adverse impact on the value of CSW System generating and other assets,
-        timing and adequacy of rate relief,
-        adverse changes in electric load and customer growth,
-        climatic changes or unexpected changes in weather patterns,
- changing fuel prices, generating plant and distribution facility performance.

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ITEM 5.  OTHER EVENTS

      Texas Electric Restructuring Legislation
      On June 18, 1999, legislation was signed into law in Texas that will restructure the electric utility industry in that state. The new law gives Texas customers of investor-owned utilities the opportunity to choose their electric provider beginning on January 1, 2002. The legislation also provides a rate freeze until then followed by a 6 percent rate reduction for residential and small commercial customers, additional rate reductions for low income customers and a number of customer protections. Rural electric cooperatives and municipal electric systems can choose whether to participate in retail competition.

      Some of the key provisions of the legislation include:

- Beginning January 1, 2002, retail customers of investor-owned electric companies will be able to choose their electric provider. The affiliated retail electric provider of the utility that serves the customer on December 31, 2001 will continue to serve the customer unless the customer chooses another retail electric provider. Delivery of the electricity will continue to be the responsibility of the local electric utility company at regulated prices. Each utility must unbundle its business activities into a retail electric provider, a power generation company and a transmission and distribution utility.

- Retail electric cooperatives and municipal electric systems can choose whether to participate in retail competition.

- Investor-owned utilities must freeze their rates effective September 1, 1999, through the start of competition on January 1, 2002. Investor-owned utilities will then lower rates for residential and small commercial customers by 6 percent. This reduced rate is known as the "Price to Beat", which will be available to those customers for five years.

- The legislation establishes a System Benefit Fund for low-income customer assistance, customer education and to offset reductions in school property tax revenues. The fund will be funded through a charge on retail electric providers that can be set by the Public Utility Commission of Texas at up to 65 cents per megawatt-hour.

- Electric utilities are allowed to recover the reasonable excess costs over market of assets that otherwise may not be recoverable in the future competitive market. A majority of those regulatory assets and stranded costs can be recovered through securitization, which is a financing process to recover regulatory assets and stranded costs through the use of debt that lowers the carrying cost of assets compared to conventional utility financing methods.

- Each year during the 1999 through 2001 rate freeze period, utilities with stranded costs are required to apply any earnings in excess of the most recently approved cost of capital (if issued on or after January 1, 1992) to reduce stranded costs. Utilities without stranded costs must either flow such amounts back to customers or make capital expenditures to improve transmission or distribution facilities or to improve air quality.



-     Investor-owned  utilities  will be  required to auction entitlements to at least 15 percent of their generating capacity for five years or until 40 percent of the residential and small commercial consumption of electricity in the utility's service area is provided by a nonaffiliated retail electric provider.

-     Grandfathered   power   plants,   those   built  or   started   prior   to
      implementation  of  the  Texas  Clean   Air  Act  of  1972,   must  reduce
      emissions  of  Nitrogen  Oxide  (NOx)  by 50  percent  and Sulfur  Dioxide
      (SO2) by 25 percent by May 2003. The law also requires an additional 2,000 megawatts of renewable power generation in Texas by 2009 from retail electric providers, municipally owned utilities and electric cooperatives.

- A Legislative Oversight Committee will be established to monitor the implementation and effectiveness of electric utility restructuring and make recommendations for any necessary further legislative action.

      CSW is currently analyzing the impact of the Texas Electric Restructuring Legislation on Central Power and Light Company, Southwestern Electric Power Company and West Texas Utilities Company, its three regulated electric companies that operate in Texas.

      SWEPCO's Cajun Asset Proposal
      On June 23, 1999, SWEPCO issued a news release related to SWEPCO's Joint Reorganization Plan for Cajun Electric Power Cooperative, Inc., which is attached as an exhibit and incorporated herein by reference.

      As reported in the SWEPCO release, on June 22, 1999 SWEPCO amended its plan to raise its base bid from $940.5 million to $990.5 million. On June 24, 1999 the other bidder, Louisiana Generating LLC, amended its plan to raise its base bid from $960 million to $995 million. The bankruptcy court released the schedule for final pleadings to be made in July 1999 in the Cajun bankruptcy but did not indicate when a decision will be issued.

      Proposed AEP Merger
      On June 25, 1999, AEP issued a news release, which is attached as an exhibit and incorporated herein by reference, announcing a plan to restart its Cook Nuclear Plant.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(c)  Exhibits.

  Exhibit 99.1    SWEPCO News Release dated June
                  23, 1999 related to SWEPCO's Joint Reorganization Plan for Cajun Electric Power Cooperative, Inc.

  Exhibit 99.2    AEP News Release dated June 25, 1999.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        CENTRAL AND SOUTH WEST CORPORATION


Date:  July 2, 1999

                        By:   /s/ Lawrence B. Connors
                                  Lawrence B. Connors
                            Controller and Chief Accounting Officer
                               (Principal Accounting Officer)



                        CENTRAL POWER AND LIGHT COMPANY
                        PUBLIC SERVICE COMPANY OF OKLAHOMA
                        SOUTHWESTERN ELECTRIC POWER COMPANY
                        WEST TEXAS UTILITIES COMPANY


Date:  July 2, 1999

                            By: /s/ R. Russell Davis
                                    R. Russell Davis
                         Controller and Chief Accounting Officer
                            (Principal Accounting Officer)